UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-21630

                                         NT Alpha Strategies Fund

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                               Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Margret Duvall,

President and Principal Executive Officer

NT Alpha Strategies Fund

50 South LaSalle Street

                         Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 630-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

NT ALPHA STRATEGIES FUND

2	STATEMENT OF ASSETS AND LIABILITIES

3	SCHEDULE OF INVESTMENTS

6	STATEMENT OF OPERATIONS

7	STATEMENTS OF CHANGES IN NET ASSETS

8	STATEMENT OF CASH FLOWS

9	FINANCIAL HIGHLIGHTS

10	NOTES TO THE FINANCIAL STATEMENTS

14	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

15	TRUSTEES AND OFFICERS

19	ADDITIONAL INFORMATION

20	FOR MORE INFORMATION

NOT FDIC INSURED

May lose value/No bank guarantee

ANNUAL REPORT	1	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2011

Rounded to thousands, except per unit data
ASSETS:
Investments in Sub-Funds, at fair value (Cost $393,151,000)	$445,830,000
Cash and cash equivalents	51,363,000
Deposit on pending investments in Sub-Funds	16,000,000
Interest income receivable	13,000
Receivable for Sub-Fund investments sold	3,595,000
Prepaid and other assets	38,000
Total Assets	516,839,000
LIABILITIES:
Capital subscriptions received in advance	$11,960,000
Payable for Sub-Fund investments purchased	499,000
Payable to unit holders	7,989,000
Payable to affiliates:
Investment management fees	1,209,000
Administration fees	43,000
Custody and accounting fees	8,000
Transfer agent fees	4,000
Trustee fees	2,000
Other accrued liabilities	171,000
Total Liabilities	21,885,000
Net Assets	$494,954,000
ANALYSIS OF NET ASSETS:
Net capital	$450,852,000
Accumulated net investment loss	(18,431,000)
Accumulated undistributed net realized gain	9,854,000
Net unrealized appreciation on Sub-Fund investments	52,679,000
Net Assets	$494,954,000

Units Outstanding (unlimited authorization)	37,435,000

Net Asset Value, Per Unit	$13.22

See Notes to the Financial Statements.

NT ALPHA STRATEGIES FUND	2	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

SCHEDULE OF INVESTMENTS	MARCH 31, 2011

VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 90.1%
Asia Long/Short Equity – 5.0%
(Cost $24,778,000)
Asian Century Quest Fund	$14,317,000
Riley Patterson Asian Opportunity Fund	10,220,000
24,537,000
Commodity Trading Advisor – 8.1%
(Cost $35,398,000)
BlueTrend Fund, L.P.	13,423,000
Crabel Fund, L.P., Class A	13,415,000
Tiverton Investments, LLC	13,341,000
40,179,000
Convertible Bond Arbitrage – 3.3%
(Cost $12,253,000)
Investcorp Interlachen Multi-Strategy Fund, LLC	16,238,000
Distressed – 5.3%
(Cost $24,000,000)
Knighthead Domestic Fund	13,825,000
Strategic Value, L.P.	12,586,000
26,411,000
Emerging Markets – 4.4%
(Cost $20,560,000)
Artha Emerging Markets	12,603,000
Discovery Global Opportunity Partners, L.P.	8,827,000
Hermitage Global Partners, L.P.*	41,000
21,471,000
Equity Market Neutral – 4.5%
(Cost $20,078,000)
Laurion Capital, L.P.	13,607,000
O’Connor Global Fundamental Long/Short, LLC	8,661,000
22,268,000
Event Driven – 0.1%
(Cost $325,000)
Tennenbaum Multi-Strategy Fund I, LLC*	413,000
Fixed Income Arbitrage – 2.5%
(Cost $11,277,000)
Nephila Catastrophe Fund, L.P.	7,793,000
Triton Concisus Recovery*	428,000
Triton Fund, L.P.	4,327,000
12,548,000
Global Macro – 7.1%
(Cost $38,000,000)
Balestra Capital Partners, L.P.	13,078,000
The Clive Fund, L.P.	14,559,000
Epoch Capital Partners, L.P.	7,639,000
35,276,000
Non-U.S. Equity Hedge – 8.4%
(Cost $34,364,000)
Pelham Long/Short Fund, L.P.	12,521,000
TT Mid Cap Europe Long/Short Alpha Fund Limted	14,623,000
Zebedee Focus Fund Limited	14,319,000
41,463,000

		VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 90.1% – continued
Non-U.S. Multi-Strategy – 0.1%
(Cost $654,000)
Evolution Master Fund, L.P.*		$450,000
Relative Value – 6.1%
(Cost $26,000,000)
Hutchin Hill Capital Domestic Fund, L.P.		12,985,000
North Pole Capital		17,236,000
		30,221,000
Sector Hedge – 12.9%
(Cost $52,800,000)
Artis 2X Institutional, L.P.		10,525,000
Camber Capital Fund, L.P.		13,149,000
Expo Health Sciences Fund, L.P.		15,582,000
Gem Realty Securities, L.P.		14,080,000
Oceanic Hedge Fund		10,344,000
		63,680,000
Short Bias – 1.4%
(Cost $8,126,000)
Dialectic Antithesis Partners, L.P.		7,110,000
Special Situations – 10.2%
(Cost $39,500,000)
JHL Capital Fund Group, LLC		15,899,000
Mak One Fund, L.P.		17,306,000
Senator Global Opportunity, L.P.		17,274,000
		50,479,000
Statistical Arbitrage – 2.8%
(Cost $11,000,000)
BlueMatrix, L.P.		13,945,000
U.S. Equity Hedge – 7.9%
(Cost $34,038,000)
Bluefin Investors, L.P.		15,944,000
CCM SPV II, LLC*		25,000
Cobalt Partners, L.P.		12,148,000
Harvest Small Cap Partners, L.P.		11,024,000
		39,141,000
Total Sub-Funds
(Cost $393,151,000)		$445,830,000

	NUMBER OF SHARES	VALUE (ROUNDED TO THOUSANDS)
CASH EQUIVALENT – 10.4%
Northern Institutional Funds – Diversified Assets Portfolio (1) (2)	51,363,000	$51,363,000
Total Cash Equivalent
(Cost $51,363,000)		$51,363,000

ANNUAL REPORT	3	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

SCHEDULE OF INVESTMENTS continued

TOTAL INVESTMENTS – 100.5%
(Cost $444,514,000)	$497,193,000
Liabilities less Other Assets – (0.5)%	(2,239,000)
NET ASSETS – 100.0%	$494,954,000

(1)	Investment in affiliated Portfolio. The Northern Trust Company of Connecticut is the investment adviser of the Fund. Northern Trust Investments, Inc. is an investment adviser to the Northern Institutional Funds - Diversified Assets Portfolio. The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. are both indirect subsidiaries of Northern Trust Corporation.
(2)	The Fund had approximately $51,363,000 of net purchases in the Diversified Assets Portfolio of the Northern Institutional Funds during the year ended March 31, 2011.
*	During the current period, a portion of the underlying investments’ value in these Sub-Funds was held in a side pocket arrangement. The Fund will not be able to redeem such value from any particular underlying investment until such amount is released from its respective side pocket arrangement. In the aggregate, approximately 0.3% of the Fund’s net assets are in side pocket arrangements. The Fund is not able to estimate the timing of receipt of such amounts.

Percentages shown are based on Net Assets. The classifications shown on the schedule of investments and the table herein are unaudited.

Sub-Fund investments are non-income producing.

At March 31, 2011, the investment strategies (unaudited) for NT Alpha Strategies Fund’s investments as a percentage of total net assets were diversified as follows:

STRATEGY WEIGHTINGS	PERCENTAGE
Asia Long/Short Equity	5.0%
Commodity Trading Advisor	8.1
Convertible Bond Arbitrage	3.3
Distressed	5.3
Emerging Markets	4.4
Equity Market Neutral	4.5
Event Driven	0.1
Fixed Income Arbitrage	2.5
Global Macro	7.1
Non-U.S. Equity Hedge	8.4
Non-U.S. Multi-Strategy	0.1
Relative Value	6.1
Sector Hedge	12.9
Short Bias	1.4
Special Situations	10.2
Statistical Arbitrage	2.8
U.S. Equity Hedge	7.9
Cash Equivalent and Liabilities Less Other Assets	9.9

Total	100.0%

At March 31, 2011, the NT Alpha Strategies Fund’s Sub-Funds’ investments were domiciled (unaudited) as follows:

COUNTRIES	COST	VALUE
Cayman Islands – 11.4%	$46,642,000	$56,398,000
Isle of Man – 2.1%	10,000,000	10,344,000
United States – 76.6%	336,509,000	379,088,000

Total		$445,830,000

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs. The Fund utilized the following valuation technique on Level 2 investments: The Fund valued certain securities at the net asset value, which in turn is based on valuation data obtained from external valuation sources for which those securities may have the ability to be fully redeemed at the net asset value in the “near term.”

Level 3 – Valuation based on inputs that are unobservable and significant. The Fund utilized the following valuation technique on Level 3 investments: The Fund valued certain securities at the net asset value, which in turn is based on valuation data obtained from external valuation sources for which those securities may have the ability to suspend redemptions or implement other restrictions on liquidity, such as side-pockets or lock-up periods greater than 180 days.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the NT Alpha Strategies Fund’s investments, which are carried at fair value, as of March 31, 2011. The strategy classifications listed below are unaudited.

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Sub-Funds
Asia Long/Short Equity	$–	$24,537	$–	$24,537
Commodity Trading Advisor	–	40,179	–	40,179
Convertible Bond Arbitrage	–	16,238	–	16,238
Distressed	–	–	26,411	26,411
Emerging Markets	–	21,430	41	21,471
Equity Market Neutral	–	22,268	–	22,268
Event Driven	–	–	413	413
Fixed Income Arbitrage	–	12,120	428	12,548
Global Macro	–	35,276	–	35,276
Non-U.S. Equity Hedge	–	41,463	–	41,463
Non-U.S. Multi-Strategy	–	–	450	450
Relative Value	–	30,221	–	30,221
Sector Hedge	–	63,680	–	63,680
Short Bias	–	7,110	–	7,110
Special Situations	–	34,580	15,899	50,479
Statistical Arbitrage	–	13,945	–	13,945
U.S. Equity Hedge	–	26,968	12,173	39,141
Cash Equivalent	51,363	–	–	51,363
Total	$51,363	$390,015	$55,815	$497,193

NT ALPHA STRATEGIES FUND	4	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

MARCH 31, 2011

There were no significant transfers between Level 1 and Level 2 during the fiscal year ended March 31, 2011. The fair value of net transfers between Level 1 and Level 2 were measured using the fair values as of the end of the year.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/10 (000S)	NET REALIZED GAIN(LOSS) (000S)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	NET PURCHASES (SALES) (000S)	NET TRANSFERS IN AND/OR (OUT) OF LEVEL 3 (000S)*	BALANCE AS OF 3/31/11 (000S)
Sub-Funds
Distressed	$14,094	$942	$1,061	$10,314	$–	$26,411
Emerging Markets	41	–	–	–	–	41
Equity Market Neutral	12,264	–	1,343	–	(13,607)	–
Event Driven	2,385	95	253	(2,320)	–	413
Fixed Income Arbitrage	443	–	(15)	–	–	428
Non-U.S. Multi-Strategy	2,041	(741)	394	(1,244)	–	450
Special Situations	14,730	–	3,943	14,500	(17,274)	15,899
U.S. Equity Hedge	220	(16)	136	11,833	–	12,173
Total Investments	$46,218	$280	$7,115	$33,083	$(30,881)	$55,815

*	The fair value of Net Transfers In and/or (Out) of Level 3 were measured using the fair value as of the end of the year. The Net Transfers In and/or (Out) of Level 3 noted above were due to a change in liquidity of the underlying Sub-Funds between measurement dates.

The amount of total unrealized gain on investments in Level 3 securities still held at March 31, 2011 was approximately $4,034,000, which is included in the Statement of Operations as part of the net change in unrealized appreciation on Sub-Fund investments.

ANNUAL REPORT	5	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2011

Rounded to thousands
INVESTMENT INCOME:
Dividend income on cash equivalents	$23,000 (1)
Interest income on cash equivalents	21,000
Other income	1,000
Total Investment Income	45,000
EXPENSES:
Investment management fees	4,359,000
Administration fees and expenses	510,000
Custody and accounting fees	86,000
Transfer agent fees	44,000
Audit and tax fees	200,000
Insurance	130,000
Legal Fees	222,000
Printing	35,000
Trustee fees and expenses	194,000
Other	11,000
Total expenses	5,791,000
Less expenses reimbursed by investment adviser	(68,000)
Total Net Expenses	5,723,000
Net Investment Loss	(5,678,000)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on Sub-Fund investments	4,734,000
Net change in unrealized appreciation on Sub-Fund investments	21,648,000
Net Gain on Investments	26,382,000
Net Increase in Net Assets Resulting from Operations	$20,704,000

(1)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $23,000.

See Notes to the Financial Statements.

NT ALPHA STRATEGIES FUND	6	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

Rounded to thousands	2011	2010
OPERATIONS:
Net investment loss	$(5,678,000)	$(4,238,000)
Net realized gain on Sub-Fund investments	4,734,000	8,203,000
Net change in unrealized appreciation on Sub-Fund investments	21,648,000	18,966,000
Net Increase in Net Assets Resulting from Operations	20,704,000	22,931,000
UNIT TRANSACTIONS:
Capital Subscriptions (10,354,000 and 8,169,000 Units, respectively)	132,442,000	99,266,000
Capital Redemptions (2,432,000 and 1,599,000 Units, respectively)	(31,346,000)	(19,765,000)
Net Increase in Net Assets Resulting from Capital Transactions	101,096,000	79,501,000
Total Increase in Net Assets	121,800,000	102,432,000
NET ASSETS:
Beginning of year (29,513,000 Units)	373,154,000	270,722,000
End of year (37,435,000 Units)	$494,954,000	$373,154,000
Accumulated Net Investment Loss	$(18,431,000)	$(12,753,000)

See Notes to the Financial Statements.

ANNUAL REPORT	7	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

STATEMENT OF CASH FLOWS	FOR THE FISCAL YEAR ENDED MARCH 31, 2011

Rounded to thousands
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$20,704,000
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of Sub-Fund investments	(144,178,000)
Proceeds from disposition of Sub-Fund investments	72,077,000
Net realized gain on Sub-Fund investments	(4,734,000)
Net change in unrealized appreciation on Sub-Fund investments	(21,648,000)
Changes in operating assets and liabilities:
Increase in interest income receivable	(13,000)
Increase in prepaid and other assets	(20,000)
Increase in investment management fees payable	307,000
Increase in administration fees payable	11,000
Increase in custody and accounting fees payable	1,000
Increase in transfer agent fees	1,000
Increase in other accrued liabilities	56,000
Net cash flow used in operating activities	(77,436,000)
CASH FLOWS FROM FINANCING ACTIVITIES
Capital subscriptions	130,185,000
Capital redemptions	(26,255,000)
Net cash flow provided by financing activities	103,930,000
NET INCREASE IN CASH AND CASH EQUIVALENTS	26,494,000
Cash and Cash Equivalents—Beginning of Year	24,869,000
Cash and Cash Equivalents—End of Year	$51,363,000

See Notes to the Financial Statements.

NT ALPHA STRATEGIES FUND	8	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

Selected per unit data	2011 (4)		2010 (4)	2009 (4)	2008 (4)	2007
Net Asset Value, Beginning of Year	$12.64		$11.80	$12.80	$11.65	$10.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.17)		(0.16)	(0.16)	(0.11)	(0.15)
Net realized and unrealized gains (loss)	0.75		1.00	(0.84)	1.26	0.82
Total from Investment Operations	0.58		0.84	(1.00)	1.15	0.67
Net Asset Value, End of Year	$13.22		$12.64	$11.80	$12.80	$11.65
Total Return (1)	4.59%		7.12%	(7.81)%	9.89%	6.14%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, rounded to thousands, end of year	$494,954,000		$373,154,000	$270,722,000	$177,039,000	$106,069,000
Ratio to average net assets of:
Expenses, net of waivers and reimbursements (2)	1.32	% (5)	1.36%	1.46%	1.61%	1.79%
Expenses, before waivers and reimbursements (2)	1.34%		1.36%	1.46%	1.61%	1.88%
Net investment loss, net of waivers and reimbursements	(1.31	)% (5)	(1.30)%	(1.32)%	(1.24)%	(1.49)%
Net investment loss, before waivers and reimbursements	(1.33)%		(1.30)%	(1.32)%	(1.24)%	(1.58)%
Portfolio Turnover Rate (3)	17.25%		21.29%	32.57%	28.61%	29.11%

(1)	Assumes investment at net asset value at the beginning of the year and a complete redemption of the investment at net asset value at the end of the year. An investor’s return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.
(2)	The computation of such ratios based on the amount of expenses assessed to an investor’s capital may vary from these ratios based on the timing of capital transactions.
(3)	Portfolio turnover rate includes initial and additional investments in Sub-Funds, as well as partial and full withdrawals from Sub-Funds.
(4)	Per unit information is calculated using the average units outstanding method.
(5)	The net expense and net investment loss ratios include an additional reimbursement on advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $68,000, which represents 0.02% of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursement, net investment loss and expense reimbursement would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

ANNUAL REPORT	9	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

NT Alpha Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The Fund’s investment objective is to seek attractive risk-adjusted rates of return through investment in a diversified portfolio of assets. The Fund operates as a “Fund-of-Funds,” investing, either directly or indirectly, in a group of funds or other pooled investment vehicles (the “Sub-Funds”) managed by investment advisers selected by the Fund’s investment manager. The Fund seeks to provide investors with exposure to alternative investment strategies by investing in diversified markets and instruments.

U.S. tax-exempt investors and non-U.S. investors may not invest directly in the Fund, but rather should invest in one of the two following “Feeder Funds,” both of which invest substantially all of their assets in the Fund: (1) Northern Trust Alpha Strategies Fund, Q.P., which is open to U.S. tax-exempt investors and non-U.S. investors that are both Accredited Investors and Qualified Purchasers (as such term is defined in Section 2(a)(51) of the 1940 Act) or (2) Northern Trust Alpha Strategies Fund, which is open to U.S. tax-exempt investors and non-U.S. investors that are Accredited Investors, but not Qualified Purchasers.

The Northern Trust Company of Connecticut (“NTCC”), an indirect subsidiary of Northern Trust Corporation (“NTC”), serves as the investment manager.

The Northern Trust Company (“Northern Trust”), is the custodian, fund accountant, transfer agent and sub-administrator to the Fund.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of NTC, serves as the administrator.

Northern Trust Securities, Inc., (“NTSI”) (‘the Placement Agent”), a subsidiary of NTC, serves as a placement agent to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP”. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Investments in Sub-Funds are valued at fair value, as determined by NTCC, pursuant to delegation from the Board. In determining the fair value of each Sub-Fund, NTCC will take into account the estimated net asset value of such Sub-Fund provided to the Fund by the Sub-Fund itself, as well as any other considerations that may, in NTCC’s judgment, increase or decrease such estimated value. Accordingly, because of the inherent uncertainty of these valuations, these estimated values may differ significantly from the values that could have been used had a readily available market for the investments existed, and the differences could be material. Cash equivalents are valued at cost, which approximates fair value.

B) CASH AND CASH EQUIVALENTS The Fund treats all financial instruments with original maturities of 3 months or less as cash equivalents. Cash and cash equivalents held in the Fund are shown on the accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS, INCOME AND EXPENSES Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income and expenses are recognized on an accrual basis. The Fund does not currently intend to make any distributions.

D) FEES AND EXPENSES The Fund is responsible for paying administrative and operating expenses. In addition, the Fund is responsible for paying the operating expenses of the Feeder Funds.

The Fund also is responsible for fees payable by the Sub-Funds to their respective advisers (collectively, the “Advisory Fees”) in proportion to the Fund’s investments in the Sub-Funds. The Advisory Fees will vary, but they will typically consist of a management (asset-based) fee and an incentive fee. Management fees typically range between 1% and 2% of a Sub-Fund’s net asset value per year and incentive fees typically range between 10% and 25% of the Sub-Fund’s net new profits. These Advisory Fees are accounted for in the valuations of the Sub-Funds (which are reported in these financial statements net of such fees) and are not included in the Statement of Operations.

E) FEDERAL INCOME TAXES The Fund operates and has elected to be treated as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each unitholder is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

NT ALPHA STRATEGIES FUND	10	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

MARCH 31, 2011

As of March 31, 2011 the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns filed for the fiscal years ended March 31, 2008 through March 31, 2010 remain subject to examination by the Internal Revenue Service.

3. RELATED PARTY, INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

As compensation for investment management services, NTCC is entitled to receive a 1.00% per annum fee of the Fund’s net asset value, payable quarterly in arrears, calculated as of the last business day of each quarter. NTCC has agreed to reimburse the Fund for all operating expenses, exclusive of management fees, that exceed 0.50% per annum of the Fund’s net asset value. The reimbursement described above is voluntary. There was no reimbursement for the year ended March 31, 2011 as expenses described above did not exceed the threshold.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a 0.01% per annum fee of the Fund’s net asset value, payable monthly in arrears, calculated as of the last business day of each month.

For compensation as custodian and fund accountant, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board.

The Fund has an administration agreement with NTI for certain administrative services. Pursuant to their administration agreement with the Fund, the administrator is entitled to receive a 0.10% per annum fee of the Fund’s net asset value payable monthly in arrears calculated as of the last business day of each month. NTI has retained Northern Trust as sub-administrator. Northern Trust is paid directly by NTI for its services.

NTI has agreed to reimburse the Fund for all administration, sub-administration, custody and transfer agent fees that exceed 0.30% per annum of the Fund’s net asset value. The reimbursement described above is voluntary. There was no reimbursement for the year ended March 31, 2011 as expenses described above did not exceed the threshold.

The Placement Agent solicits subscriptions for Common Units on a “best efforts” basis. The Fund does not pay a placement fee to the Placement Agent and common unitholders do not pay any sales charges or servicing fees.

As of March 31, 2011, NTI’s investment in the Fund was approximately $13,000 (less than 1% of net assets).

The Fund currently invests uninvested cash in the Diversified Assets Portfolio (“DAP” or the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI. The Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or the affiliate on any assets invested in DAP is 0.35 percent. However, the investment adviser has agreed to reimburse the Fund for advisory fees otherwise payable to the Fund on any assets invested in DAP. This reimbursement is included on the Statement of Operations as Less expenses reimbursed by investment adviser.

4. CAPITAL TRANSACTIONS

The Fund offers common interests (“Common Units”) in a private placement to qualified investors that are “Accredited Investors” within the meaning given to such term in Regulation D under the Securities Act of 1933, as amended. Common Units are offered monthly. The minimum subscription per investor is $250,000, subject to waiver or modification by NTCC in its sole discretion. Subscriptions are payable in full at the time an investor returns the subscription agreement, which must be at least three business days before the month-end valuation. The net asset value of the Fund is equal to the estimated value of its total assets, minus the estimated sum of its total liabilities, as of the pertinent valuation date. Although common unitholders will not have the right to redeem their Common Units, at the discretion of the Board, and subject to its overall fiduciary duties to all unitholders, the Board intends to make quarterly tender offers of its Common Units at the net asset value as of the applicable tender date. The minimum amount of Common Units that may be tendered is equal to $100,000. Should a Common Unitholder choose to accept any such tender offer, such acceptance must be in writing and must be received by the Fund, as set forth in the notice of such tender offer, within twenty business days from the commencement of such quarterly tender offer. The Fund is authorized to issue preferred units, although none have been offered as of March 31, 2011.

5. INVESTMENT TRANSACTIONS

The Fund had aggregate purchases of $147,677,000 and proceeds from sales of Sub-Funds of $67,451,000 (excluding short-term investments) for the year ended March 31, 2011.

At March 31, 2011, the estimated cost of investments for federal income tax purposes was $393,151,000. At March 31, 2011, accumulated net unrealized appreciation on investments was

ANNUAL REPORT	11	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

NOTES TO THE FINANCIAL STATEMENTS continued

$52,679,000 consisting of $57,975,000 gross unrealized appreciation and $5,296,000 gross unrealized depreciation.

6. NET ASSETS

The net assets of the Fund are determined as of the last business day of each calendar month. Profits and losses of the Fund are allocated among the common unitholders based on the balance in each common unitholders account at the beginning of each calendar month.

7. RISK FACTORS

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK The Sub-Funds may borrow and may utilize various lines of credit, reverse repurchase agreements, “dollar rolls,” issuance of debt securities, swaps, forward purchases, other off-balance sheet derivative transactions and other forms of leverage. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of a Sub-Fund’s net assets will decrease. Accordingly, any event which adversely affects the value of an investment by a Sub-Fund would be magnified to the extent leverage is employed. The cumulative effect of the use of leverage in a market that moves adversely to a leveraged investment could result in a substantial loss which would be greater than if leverage were not used. In periods of extreme market volatility, the need to sell assets in a declining market can cause even greater losses, as prices may be artificially depressed. Generally, most leveraged transactions involve the posting of collateral. Increases in the amount of margin that a Sub-Fund is required to post could result in a disposition of Sub-Fund assets at times and prices which could be disadvantageous to the Fund and could result in substantial losses. Creditors’ claims may be senior to the rights of unitholders in the Fund.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820 (“ASC 820”) Fair Value Measurements and Disclosures requires disclosure to assist in understanding the nature and risk of the investments by major category. The table below summarizes the fair value and other pertinent liquidity information of the underlying investments by major category. The strategy classifications shown in the table below are unaudited.

	Fair Value (in millions)	Unfunded Commitments	Redemption Frequency (If Currently Eligible)	Redemption Notice Period
Asia Long/Short Equity (a)	$25	$—	monthly, quarterly	30-45 days
Commodity Trading Advisor (b)	40	—	monthly	5-60 days
Convertible Bond Arbitrage (c)	16	—	quarterly	60 days
Distressed (d)	26	—	quarterly, annually	90 days
Emerging Markets (b)	22	—	quarterly	60 days
Equity Market Neutral (a)	22	—	monthly, quarterly	30-45 days
Event Driven (d)	1	—	not eligible	—
Fixed Income Arbitrage (c)	13	—	quarterly	90 days
Global Macro (b)	35	—	quarterly	45 days
Non-U.S. Equity Hedge (a)	41	—	monthly	10-90 days
Non-U.S. Multi-Strategy (b)	1	—	not eligible	—
Relative Value (c)	30	—	quarterly	60-65 days
Sector Hedge (a)	64	—	monthly, quarterly	30-90 days
Short Bias (b)	7	—	quarterly	30 days
Special Situations (d)	50	—	quarterly, annually	60-75 days
Statistical Arbitrage (c)	14	—	monthly	30 days
U.S. Equity Hedge (a)	39	—	semiannually	35-90 days

	$446	$—

(a)	Hedged Equity—The managers in this category seek to identify and select equity securities that will rise in price on the long side and those that will fall in price on the short side. Equity securities make up the large bulk of their underlying exposure. Net exposure ranges from zero to 100%, while gross exposure can be 200% or more. Sub-strategies in this category include Asia Long/Short Equity, U.S. Equity Hedge, Non-U.S. Equity Hedge, Sector Hedge, and Equity Market Neutral. The fair values of the investments in this category have been estimated using the net asset value per share (or its equivalent) of the investments. Investments representing approximately 2.7% of the fair value of investments in this category cannot be redeemed because the investments include restrictions that do not allow for full redemptions.

(b)

Market Dependent—The managers in this category employ strategies directed more heavily towards the ebbs and flows of markets on a larger scale, as opposed to focusing on the relative attractiveness between individual securities. Managers seek to identify the direction that certain markets

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NT ALPHA STRATEGIES FUND

MARCH 31, 2011

will follow over various time periods and position their portfolios accordingly. Sub-strategies in this category include Global Macro, Commodity Trading Advisor, Emerging Markets, Non-U.S. Multi-Strategy and Short Bias. The fair values of the investments in this category have been estimated using the net asset value per share (or its equivalent) of the investments. Investments representing approximately 0.1% of the fair value of investments in this category cannot be redeemed because the investments include restrictions that do not allow for full redemptions.

(c)	Market Independent—The managers in this category seek to deliver alpha without subjecting themselves to or relying on beta or general market exposure for performance. They seek to do this by identifying and exploiting various arbitrage opportunities between and among related groups of securities, with the expectation that returns will have a low correlation to the markets in which those securities trade. Sub-strategies in this category include Fixed Income Arbitrage, Convertible Bond Arbitrage, Relative Value, and Statistical Arbitrage. The fair values of the investments in this category have been estimated using the net asset value per share (or its equivalent) of the investments. Investments representing approximately 0.1% of the fair value of investments in this category cannot be redeemed because the investments include restrictions that do not allow for full redemptions.

(d)	Event Driven—The managers in this category seek to profit from opportunities arising from specific situations affecting individual stocks or unique circumstances in a particular industry, sector or market. These market participants typically specialize in certain sectors of the Event Driven space, utilizing unique skills or knowledge of bankruptcy law, specific market events, or otherwise. Sub-strategies in this category include Distressed, Event Driven, and Special Situations. The fair values of the investments in this category have been estimated using the net asset value per share (or its equivalent) of the investments. Investments representing approximately 9.6% of the fair value of investments in this category cannot be redeemed because the investments include restrictions that do not allow for full redemptions.

8. BOARD OF TRUSTEES

Each member of the Board who is not an “interested person” of the Fund, as defined in the 1940 Act, receives an annual retainer of $20,000 and $1,500 for each special in-person meeting of the Board or a committee held outside the regular quarterly meetings.

Also, each Trustee who is not an “affiliated person” of the Trust or the Investment Manager and who serves as the Board chair or a committee chair shall receive an additional retainer of $10,000 per annum from the Trust.

At March 31, 2011, there are a total of four Trustees, of which three trustees are not “interested persons” of the Fund. The Fund reimburses those Trustees who are not “interested persons” for all reasonable out-of-pocket expenses incurred by them in performing their duties.

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820. Specifically, ASU 2010-06 requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010, of which management is evaluating the implications of this requirement under ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures. All other disclosures required by ASU 2010-06 were adopted on April 1, 2010, and are reflected in the financial statements.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

ANNUAL REPORT	13	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Unitholders of NT Alpha Strategies Fund:

We have audited the accompanying statement of assets and liabilities of NT Alpha Strategies Fund (the “Fund”), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended and financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2011, via correspondence with the underlying fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NT Alpha Strategies Fund as of March 31, 2011 and the results of its operations and its cash flows for the year then ended, and its changes in net assets for each of the two years then ended and its financial highlights for each of the five years presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include Sub-Fund investments valued at $445,830,000 (90.1% of net assets) as of March 31, 2011, whose fair values have been estimated by the Board of Trustees or its delegates in the absence of readily determinable fair values.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 26, 2011

NT ALPHA STRATEGIES FUND	14	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

TRUSTEES AND OFFICERS	MARCH 31, 2011

Set forth below is information about the Trustees and Officers of NT Alpha Strategies Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.

INDEPENDENT TRUSTEES
NAME, AGE, BUSINESS ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Theodore A. Olson Age: 72 Trustee and Chairman since 2004

•  Corporate Vice President and Controller for Abbott Laboratories from 1988 to 1999 (retired since 1999);

•  Director and Member of Finance Committee of Clara Abbott Foundation from 2002 to 2010;

•  Director of The Hundred Club of Lake County since 1989.

• Trustee of NETS Trust from 2007 to 2009

Ralph F. Vitale Age: 62 Trustee since 2006	• Executive Vice President of Securities Finance for State Street Corporation from 1997 to 2003 (retired since 2003); • Director of Boston Rheology, LLC from 2005 to 2010.	• Trustee of NETS Trust from 2007 to 2009

John J. Masterson Age: 51 Trustee since 2007	• Managing Director and Co-Chief Operating Officer of Global Securities Services at Goldman Sachs & Company from 1983 to 2006 (retired since 2006).	• Trustee of Transparent Value Trust since December 2009; • Trustee of NETS Trust from 2007 to 2009.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Paul Dykstra, K & L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602.

(2)	Trustees serve indefinite terms until their qualified successors are chosen.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

INTERESTED TRUSTEE(1)
NAME, AGE, BUSINESS ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

James D. McDonald 50 South LaSalle Street Chicago, IL 60603 Age: 51 Trustee since 2008	• Senior Vice President and Chief Investment Strategist at Northern Trust Investments, Inc. since 2009; • Director of Equity Research at Northern Trust Investments, Inc. from 2001 to 2009.	• None

(1)	Trustee who is a director, officer and/or employee of the Investment Adviser.

(2)	Trustees serve indefinite terms until their qualified successors are chosen.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

ANNUAL REPORT	15	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2011

OFFICERS OF THE TRUST
NAME, AGE, BUSINESS ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Margret Duvall Age: 37 50 South LaSalle Street Chicago, IL 60603 President since March 2010

•Senior Vice President of Northern Trust Investments, Inc. since 2010;

•Senior Product Manager of Northern Trust Investments, Inc. since 2008;

•Vice President from 2004 to 2010 and Product Manager from 2004 to 2008 of Northern Trust Investments, Inc.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•Senior Vice President of Finance Administration of Northern Trust Investments, Inc. since May 2010;

•Vice President of Fund Administration of The Northern Trust Company from 2007 to May 2010;

•Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Vice President of Fund Administration of The Northern Trust Company since 2005; •Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Patrick Reed Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•Vice President and Head of Onboarding Fund Administration New Business since October 2010;

•Vice President and Division Manager of U.S. Hedge Fund Administration at The Northern Trust Company since 2004.

Craig R. Carberry, Esq. Age: 50 50 South LaSalle Street Chicago, IL 60603 Secretary since 2004	•Senior Counsel at The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	•Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; •Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Allison K. Fraser Age: 53 300 Atlantic Street, Suite 400 Stamford, CT 06901 Chief Compliance Officer since 2007

•Senior Vice President—Compliance of The Northern Trust Company of Connecticut since December 2010;

•Vice President and Senior Compliance Officer of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since November 2006;

•Compliance Director at General Motors Asset Management from August 2000 to November 2006.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009;

•Vice President and Compliance Consultant for The Northern Trust Company since 2006;

•Audit Manager—Compliance Department of National Futures Association from 2000 to 2006.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NT ALPHA STRATEGIES FUND	16	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2011

APPROVAL OF ADVISORY AGREEMENT

The Fund’s Board of Trustees (the “Board”) unanimously approved the continuance of the Investment Management Agreement between NT Alpha Strategies Fund and Northern Trust Company of Connecticut (“NTCC”) (the “Agreement”) at a meeting held on February 24, 2011. In advance of the meeting, the Trustees requested and received materials from NTCC relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other indices and closed-end hedge fund of funds in relevant peer groups. The closed-end hedge fund of funds included in the peer groups were objectively determined by Lipper Inc., an independent provider of fund data. In considering the Agreement, the Trustees reviewed many relevant factors, including: (1) the nature, quality and extent of the investment management services provided by NTCC, (2) the investment performance of the Fund, (3) the profitability of NTCC related to the Fund, including an analysis of NTCC’s cost of providing services and comparative expense information, (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of investors and (5) other benefits that accrue to NTCC through its relationship with the Fund. In their deliberations, the Trustees did not identify any particular information as controlling, and each Trustee attributed different weights to the various factors.

Prior to voting, the independent Trustees met in executive session with their independent counsel to consider the materials provided by NTCC and the terms of the Agreement. Based on their review, the Trustees determined that the arrangements between the Fund and NTCC, as provided in the Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

In reaching this determination, the Trustees considered the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES. The Trustees considered the nature, quality and extent of the services provided by NTCC to the Fund. The Trustees reviewed NTCC’s key personnel who provide investment management services to the Fund, as well as the fact that, under the Agreement, NTCC has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Trustees considered that NTCC’s duties include: (i) investment research and sub-fund selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions, the Investment Company Act of 1940, as amended and other relevant laws, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s placement agent, administrator, custodian and transfer agent. The Trustees also considered a report from the Fund’s chief compliance officer.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by NTCC under the Agreement.

INVESTMENT PERFORMANCE. In addition to the information received by the Trustees in advance of the meeting, the Trustees considered that the Board receives detailed performance information for the Fund at each regular Board meeting during the year. The Trustees considered NTCC’s assertion that it is difficult to compare the Fund’s investment performance to that of other funds because the Fund uses alternative investment strategies to generate returns with low volatility and low correlation with the market. The Trustees reviewed information showing the performance of the Fund compared to that of certain market indices. The Trustees noted that the Fund had either tracked the performance of or outperformed the HFRI Fund of Funds Composite – which serves as a reasonable proxy benchmark for the Fund – over the 3-year and since inception periods.

INVESTMENT MANAGEMENT FEES, COST OF SERVICES AND PROFITS REALIZED BY NTCC. The Board reviewed NTCC’s estimated costs in serving as the Fund’s investment adviser as well as the reported profitability of NTCC resulting from its relationship with the Fund. The Trustees considered the investment management fees paid by the Fund to NTCC, noting that the Fund pays NTCC a fee at the annual rate of 1% of the Fund’s average daily net assets. The Trustees considered NTCC’s assertion that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Trustees considered that the Fund’s management fee of 1% ranks in the second quintile for funds similar in size, character and investment strategy, though the Fund’s total expenses ranked in the fourth quintile. The Board also considered that the Fund is the only fund in its peer group that does not charge a performance fee. The Trustees concluded that the Fund’s advisory fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether NTCC realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

ANNUAL REPORT	17	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2011

OTHER BENEFITS TO NTCC. In evaluating the benefits that accrue to NTCC through its relationship with the Fund, the Trustees noted that NTCC and certain of its affiliates serve the Fund in various capacities, including as manager, placement agent, administrator, sub-administrator, custodian and transfer agent, and receive compensation from the Fund in connection with providing services to the Fund. The Trustees considered that each service provided to the Fund by NTCC or one of its affiliates is pursuant to a written agreement, which the Trustees evaluate periodically as required by law. The Trustees concluded that the additional benefits accruing to NTCC and its affiliates were reasonable.

NT ALPHA STRATEGIES FUND	18	ANNUAL REPORT

NT ALPHA STRATEGIES FUND

ADDITIONAL INFORMATION	MARCH 31, 2011

CHANGES TO INVESTMENT POLICIES. In December of 2010, the Board of Trustees approved an amendment to the Fund’s investment policies to eliminate the policy that the Fund would only invest up to 10% of its assets in passive foreign investment companies (“PFICS”).

ANNUAL REPORT	19	NT ALPHA STRATEGIES FUND

NT ALPHA STRATEGIES FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at sec.gov. You may also obtain a copy at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record, for the 12-month period ended June 30 are available, without charge, upon request, by contacting the investment manager at 800-595-9111 or by visiting the SEC’s Web site at sec.gov.

NT ALPHA STRATEGIES FUND	20	ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. John J. Masterson is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, related to NT Alpha Strategies Fund (the “registrant” or “Trust”). D&T billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

2011	2010

	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre -approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$94,995	N/A	N/A	$91,350	N/A	N/A

(b) Audit-Related Fees	$26,200(1)	$0	$180,750(3)	$25,200(1)	$0	$168,000(3)

(c) Tax Fees	$24,195(2)	$0	$479,600(4)	$23,265(2)	$0	$499,744(4)

(d) All Other Fees	$0	$0	$532,000(5)	$0	$0	$1,366,849(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Preparation and signing of tax return.
(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.
(4)	Amounts relate to tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(5)	Amount relates to investigative consulting services for The Northern Trust Company.
(6)	Amounts relate to credit risk model validation, e-discovery consulting, sanctions compliance program, classification and disposition, and legal hold gap analysis for The Northern Trust Company.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by D&T for the fiscal years ended March 31, 2011 and March 31, 2010 are The Northern Trust Company of Connecticut (“NTCC”) and entities controlling, controlled by or under common control with NTCC that provide ongoing services to the registrant. Services performed for service affiliates that relate directly to the operations and financial reporting of the registrant are required to be pre-approved. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by D&T for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by D&T other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on April 21, 2004 to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the registrant’s designated Audit Committee Financial Expert (if any) acting jointly (if both are available) or singly (if either is unavailable), provided that, in each case, such pre-approvals must be reported to the full audit committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a) -4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed for services determined to relate directly to the operations and financial reporting of the registrant.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by D&T for services rendered to the registrant and service affiliates for the last two fiscal years were $1,242,745 and $2,083,058 for 2011 and 2010, respectively.

Item 4(h): Non-Audit Services and Independent Registered Public Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of services other than audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant and the Investment Manager have each adopted proxy voting policies; which are provided below, respectively.

EFFECTIVE DATE: 05/20/2010

ORIGINAL APPROVAL DATE: 04/21/2004

REVISIONS: 05/20/2010; 11/09/2005

NT ALPHA STRATEGIES FUND

PROXY VOTING POLICY

The NT Alpha Strategies Fund (the “Fund”) operates as a “fund-of-funds”, investing, either directly or indirectly, in a group of private funds or other pooled investment vehicles or accounts (the “Sub-Funds”), which are managed by investment advisers. These Sub-Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, The Northern Trust Company of Connecticut (the “Investment Manager”) and/or the Fund may receive notices from Sub-Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Sub-Funds limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Sub-Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Investment Manager, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

The Investment Manager has adopted the Northern Trust Proxy Voting Policies, Procedures and Guidelines (the “NT Proxy Policy”) for the voting of proxies on behalf of client accounts for which the Investment Manager has voting discretion, including the Fund. Under the NT Proxy Guidelines, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior Northern Trust investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. Northern Trust has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at Northern Trust who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The Fund’s Chief Compliance Officer will report to the Fund’s board when the Investment Manager has voted any proxies.

The Fund will file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (800) 595-9111, or (ii) by visiting the SEC’s website at http://www.sec.gov.

Northern Trust

Proxy Voting

Policies and Procedures

Revised 11/23/10

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

SECTION 1. PROXY VOTING GUIDELINES

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. As used in these policies and procedures the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary voting authority.

Absent special circumstances of the types described in these policies and procedures, Northern Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below. In situations where the application of Northern Trust’s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, Northern Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service’s relevant global guidelines. Examples of such issues include “poison pill” defenses, which are allowed to be approved by a company’s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.

The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the “Proxy Guidelines”.

SECTION 2. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 3. PROXY VOTING SERVICE

Northern Trust has delegated to an independent third party proxy voting service (“Proxy Voting Service”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which Northern Trust or its affiliates have voting discretion, the relevant proxy analyst at Northern Trust responsible for the issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst.

SECTION 5. CONFLICTS OF INTEREST

Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Northern Trust may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Northern Trust seeks to address such conflicts of interest in various ways, including the following:

I.	The establishment, composition and authority of the Proxy Committee
II.	The delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service,
III.

Subject to paragraph IV below, if the Proxy Committee determines that a particular proxy vote involves a potential conflict of interest between Northern Trust and a person having an interest in the outcome of that vote, it will follow the vote recommendations of the Proxy Voting Service, provided pursuant to these policies and procedures, with respect to such proxy issue unless the Proxy Committee determines, consistent with its duty of loyalty and care, that the interests of clients/beneficiaries would be better served by voting contrary to such vote recommendations. Notwithstanding Section 3, any determination by the Proxy Committee under this paragraph III to vote a proxy issue in a manner contrary to such vote recommendations must be made by a vote of at least 70% of the then current members of the Proxy Committee.

IV.

If the Proxy Committee determines that a particular proxy issue involves a conflict of interest so severe that the Proxy Committee is unable to exercise independent judgment on the voting of such proxy issue, the Proxy Committee may resolve the conflict of interest in any of the following ways:

•	Following the vote recommendation of the Proxy Voting Service provided pursuant to these policies and procedures

•	Following the vote recommendation of an independent fiduciary appointed for that purpose

•	Voting pursuant to client direction

•	Abstaining

•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee)

The method selected by the Proxy Committee may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law. Examples of proxy votes referred to in this paragraph IV include, without limitation, voting proxies on securities issued by Northern Trust Corporation or its affiliates, and proxy votes on matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).

SECTION 6. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

I.	A copy of these policies and procedures.
II.	A copy of each proxy statement Northern Trust receives regarding client securities.
III.	A record of each vote cast by Northern Trust on behalf of a client.
IV.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.
V.	A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items II. and III. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 7. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The

Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9. OTHER SPECIAL SITUATIONS

Proxies of funds or accounts that specify the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines. Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Northern Trust

Proxy Voting Guidelines

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes against shareholder proposals that would require the appointment of a lead or presiding director unless the audit, compensation and nominating committees are not composed of independent persons. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board. In addition, Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances.

For all situations that involve a NASDAQ or a NYSE listed company, Northern Trust will use the NASDAQ’s or the NYSE’s definition, respectively, of an independent director to determine a board candidate’s status. In any other situation, Northern Trust will consider a board candidate or member to lack independence if the proposed director:

a) Receives, or one of the proposed director’s immediate family members receives, more than $100,000 per year in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); such person is presumed not to be independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

b) Is affiliated with or employed by, or if one of the proposed director’s immediate family members is affiliated with or employed in a professional capacity by, a present or former auditor of the company; the proposed director will not be considered “independent” until three years after the end of either the affiliation or the auditing relationship.

c) Is employed, or one of the proposed director’s immediate family members is employed, as an executive officer of another company where any of the listed company’s present executives serves on that company’s compensation committee; the proposed director will not be considered “independent” until three years after the end of such service or the employment relationship.

d) Is an executive officer or an employee, or one of the proposed director’s immediate family members is an executive officer, of another company (A) that accounts for at least 2% or $1 million, whichever is greater, of the listed company’s consolidated gross revenues, or (B) for which the listed company accounts for at least 2% or $1 million, whichever is greater, of such other company’s consolidated gross revenues; in each case, the proposed director is not considered “independent” until three years after consolidated gross revenues fall below that threshold.

C. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

D. Term of Office

Northern Trust generally votes against shareholder proposals to limit the tenure of outside directors.

E. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

F. Charitable Contributions

Northern Trust votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D. Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

- requires nominees who receive majority withhold votes to tender their resignation to the board;

- sets forth a clear and reasonable timetable for decision-making regarding the nominee’s status; and

- does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underling causes of the withheld votes, etc.).

E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but will vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings if the minimum ownership requirement is at least 10% of outstanding shares.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against proposals allowing shareholders to take action by written consent

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case-by-case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

Northern Trust votes on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

Northern Trust generally votes against dual class exchange offers.

Northern Trust generally votes against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

Northern Trust generally votes for shareholder proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes, unless the company has committed to issuing such shares with no more than one vote per share.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Equal Access

Northern Trust generally votes against shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

Northern Trust votes on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

Northern Trust votes on a case-by-case basis, proposals to establish a shareholder advisory committee.

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally votes for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

F. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock.

G. Preemptive Rights

Northern Trust reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

H. Debt Restructurings

Northern Trust reviews on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control -- Will the transaction result in a change in control of the company?

•	Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

Northern Trust votes on a case-by-case basis on executive and director compensation plans. Northern Trust generally votes against compensation plans if:

a.	The exercise price is less than 100% of fair market value at the time of grant; or

b.	The company has repriced underwater stock options during the past three years; or

c.	The company fails the following described burn rate test.

A company will generally fail Northern Trust’s burn rate test if its three year average burn rate exceeds 2% AND exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both of the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal. Restricted shares or other “full-value” awards granted will be counted against the burn rate based on the following multiplier that varies based on a company’s annual stock price volatility:

Company Characteristics	Annual Stock Price Volatility	Multiplier

High Volatility	53% or greater	1.5 to 1

MediumVolatility	25% to 52.99%	2.0 to 1

Low Volatility	25% or lower	4.0 to 1

A. OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Northern Trust generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

Northern Trust generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans that would both increase shares reserved AND qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

Northern Trust generally votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for proposals that call for ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table in the Company’s proxy statement where Northern Trust believes that the specific circumstances relating to the individual company warrant such shareholder involvement.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account whether the current disclosure of factors required by Item 402 of Regulation S-K is adequate, whether the executive compensation is sufficiently tied to performance goals and whether performance metrics are adequately disclosed and reasonable.

Northern Trust generally votes proposals regarding the frequency of advisory votes on executive compensation in accordance with the recommendation of the issuer’s board of directors, as long as such recommendations are in compliance with existing rules and regulations. If the issuer’s board of directors does not make a recommendation, then Northern Trust generally votes for the frequency of such votes to occur on a triennial basis, unless regulations or rules dictate that such votes should occur on a more frequent basis.

Northern Trust generally votes on a case-by-case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

C. Golden and Tin Parachutes

Northern Trust generally votes against shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

D. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

E. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

F. Director Retirement Benefits

Northern Trust generally votes for shareholder proposals requesting companies cease to pay retirement benefits to directors.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

Northern Trust generally votes on a case-by-case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally votes against proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case-by-case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case-by-case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions are evaluated on a case-by-case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case-by-case basis.

XII. Social and Environmental Issues

A.    Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

B    Northern Trust generally votes for proposals requesting increased disclosure regarding the environmental impact of a company’s operations and products and initiatives to curtail these risks, unless sufficient information has been disclosed to shareholders or is otherwise publicly available.

C    Northern Trust generally votes for proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gases,

D.    Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

In other social and environmental issues, Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	At March 31, 2011 Anthony Zanolla, CFA and Victoria Vodolazschi, CFA, both Senior Vice Presidents of NTCC, were the portfolio managers of the NT Alpha Strategies Fund.

Prior to joining Northern Trust in 2005, Mr. Zanolla was a Principal at Allianz Hedge Fund Partners in New York where he was a member of the investment committee responsible for manager selection and portfolio construction from 2002 to 2005. Mr. Zanolla was previously at Citigroup Asset Management where he was a portfolio manager and at Norquest Capital, a New York based long/short equity hedge fund where he was a Principal and analyst. He began his career at Chemical Bank and subsequently held positions at Bankers Trust and Kemper Investments. He is a Chartered Financial Analyst and is a member of The New York Society of Security Analysts and the CFA Institute.

Prior to joining Northern Trust in 2006, Ms. Vodolazschi served as a portfolio manager for global hedged equity fund of funds, as well as co-portfolio manager of a multi-strategy Eastern Europe focused fund of funds, at Asset Alliance Corporation. Previously, she had similar manager research and portfolio construction responsibilities at Bainbridge Partners from 2002 to 2005 and Tremont Capital from 2001 to 2002.

(a)(2)	The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including NT Alpha Strategies Fund.

The table below discloses accounts within each type of category listed below for which Anthony Zanolla was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011:

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

NT Alpha Strategies Fund:	1	$503	0	$0

Registered Investment Companies (other than NT Alpha Strategies Fund):	0	$ 0	0	$0
Other Pooled Investment Vehicles:	1	$932	0	$0

Other Accounts:	13	$857	0	$0

The table below discloses accounts within each type of category listed below for which Victoria Vodolazschi was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011:

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

NT Alpha Strategies Fund:	1	$503	0	$0

Registered Investment Companies (other than NT Alpha Strategies Fund):	0	$ 0	0	$0
Other Pooled Investment Vehicles:	1	$932	0	$0

Other Accounts:	13	$857	0	$0

Material Conflicts of Interest

The Investment Manager’s portfolio managers are responsible for managing one or more separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Manager than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to the allocation of investment opportunities. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. The Investment Manager conducts periodic reviews for consistency with these policies.

The Investment Manager will give advice to and make investment decisions for the Fund as it believes is in the fiduciary interests of the Fund. Advice given to the Fund or investment decisions made for the Fund may differ from, and may conflict with, advice given or investment decisions made for the Investment Manager or its affiliates or other funds or accounts managed by the Investment Manager or its affiliates. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the Investment Manager or its affiliates or another account or fund managed by the Investment Manager or its affiliates. Actions taken with respect to the Investment Manager and its affiliates’

other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit the Investment Manager or its affiliates or its other funds or accounts.

(a)(3)

The Investment Manager seeks to compensate its portfolio managers on a competitive basis recognizing that they are a key resource. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Manager or Northern Trust Corporation, the Investment Manager’s parent that owns 100% of the Investment Manager’s common stock.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the Investment Manager, which may include the amount of assets supervised and other management roles within the Investment Manager.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that offers investment options.

Options and Restricted Stock Awards - Portfolio Managers may receive incentive stock options. The parent of the Investment Manager previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. The Investment Manager also has a restricted stock award program designed to reward key employees with Northern Trust Company stock as an incentive to contribute to the long-term success of NTCC. These awards vest over a period of years.

Incentive Savings Plan - Northern Trust Corporation has in place a 401(k) plan in which portfolio managers may participate. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made in cash. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by an affiliate of the Investment Manager. Mr. Zanolla and Ms. Vodolazschi are eligible to participate in these plans.

Retirement Plan - Northern Trust Corporation has in place a defined benefit plan in which all portfolio managers are automatically enrolled upon joining the Investment Manager.

Annual incentive compensation for each portfolio manager is based upon various factors including the investment performance of the Fund and the investment performance of the

Investment Manager’s total assets under management relative to predetermined benchmarks, as well as the portfolio manager’s overall contribution to the Investment Manager.

Senior portfolio managers who perform additional management functions within the Investment Manager may receive additional compensation in these capacities. Compensation is structured so that key professionals benefit from remaining with the Investment Manager. The Investment Manager’s Chief Executive Officer, with input from other senior officer’s of the Investment Manager, determines all compensation matters for portfolio managers. The Investment Manager’s basic compensation structure has been in place since its inception.

(a)(4)	The portfolio managers of the Fund do not beneficially own equity securities of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on June 6, 2008 (Accession Number 0000891804-08-001684).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NT Alpha Strategies Fund

By	/s/ Margret Duvall
Margret Duvall, President
(Principal Executive Officer)

Date: June 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Margret Duvall
Margret Duvall, President
(Principal Executive Officer)

Date: June 9, 2011

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial Officer
and Principal Accounting Officer)

Date: June 9, 2011